POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York
INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Nicholas Morinigo and Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:
811-02579	811-02580	811-03098	811-03427	811-07935

I hereby ratify and confirm on this 25th day of February, 2011, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Donald Britton
Donald W. Britton, Director, Chairman, President and Chief Executive Officer

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York
INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Nicholas Morinigo and Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:
811-02579	811-02580	811-03098	811-03427	811-07935

I hereby ratify and confirm on this 25th day of February, 2011, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Steven T. Pierson
Steven T. Pierson, Senior Vice President and Chief Accounting Officer

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York
INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Nicholas Morinigo and Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:
811-02579	811-02580	811-03098	811-03427	811-07935

I hereby ratify and confirm on this 9th day of March, 2011, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ James R. Gelder
James R. Gelder, Director

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933
The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated
below any and all amendments to the Registration Statements listed below filed with the
Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts)
associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York
INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Nicholas Morinigo and
Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY
ACT OF 1940:
811-02579	811-02580	811-03098	811-03427	811-07935

I hereby ratify and confirm on this 8th day of March, 2011, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature
/s/ Ewout L. Steenbergen

Ewout L. Steenbergen, Director, Executive Vice President and Chief Financial Officer

State of New York
County of New York

On the 8th day of March in the year 2011, before me, the undersigned, personally appeared Ewout L. Steenbergen, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
Helen M. Scheuer
/s/ Helen M. Scheuer	Notary Public, State of New York
Notary Public	No. 01SC3352985
Qualified in New York County
Commission Expires 4-30-2011

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the
“principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important
Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of
Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy”
to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law,
Article 5, Title 15. This law is available at a law library, or online through the New York State
Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:

State of Pennsylvania
/s/ Nicholas Morinigo	County of Chester
Nicholas Morinigo
On this, the 31st day of March, 2011, before me
Tabitha E. Muniz, the undersigned officer, personally appeared
Commonwealth of Pennsylvania	Nicholas Morinigo, known to me (or satisfactorily proven) to
Notarial Seal	be the person whose name is subscribed as attorney in fact for
Tabitha E. Muniz, Notary Public	Ewout L. Steenbergen, and acknowledged that he executed the
West Whiteland Twp., Chester County	same as the act of his principal for the purposes therein
My Commission Expires Dec. 10, 2014	contained.

/s/ Tabitha E. Muniz

Notary Public

State of Connecticut
/s/ J. Neil McMurdie	County of Hartford Town of Windsor
J. Neil McMurdie
The foregoing instrument was executed and acknowledged
before me this 25th day of March, 2011, by J. Neil McMurdie,
Nicole L. Molleur	as attorney in fact on behalf of Ewout L. Steenbergen.
Notary Public Within and for
The State of Connecticut	/s/ Nicole L. Molleur
My commission expires: Nov. 30,	Notary Public
2014

State of Connecticut
/s/ Julie Rockmore	County of Hartford Town of Windsor
Julie Rockmore
The foregoing instrument was executed and acknowledged
before me this 23rd day of March, 2011, by Julie Rockmore, as
Nicole L. Molleur	attorney in fact on behalf of Ewout L. Steenbergen.
Notary Public Within and for
The State of Connecticut	/s/ Nicole L. Molleur
My commission expires: Nov. 30,	Notary Public
2014

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner:
(Principal’s Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal’s
Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of
Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest.; You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law,
Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York
INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Nicholas Morinigo and Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:
811-02579	811-02580	811-03098	811-03427	811-07935

I hereby ratify and confirm on this 24th day of February, 2011, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto

Signature
/s/ Richard K. Lau
Richard K. Lau, Director, Vice President and Actuary

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York
INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Nicholas Morinigo and Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:
811-02579	811-02580	811-03098	811-03427	811-07935

I hereby ratify and confirm on this 7th day of March, 2011, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ R. Michael Conley
R. Michael Conley, Director

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933
The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated
below any and all amendments to the Registration Statements listed below filed with the
Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts)
associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York
INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Nicholas Morinigo and
Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY
ACT OF 1940:
811-02579	811-02580	811-03098	811-03427	811-07935

I hereby ratify and confirm on this 4th day of March, 2011, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature
/s/ Carol V. Coleman
Carol V. Coleman, Director

State of New York
County of New York

On the 4th day of March in the year 2011, before me, the undersigned, personally appeared Carol V. Coleman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
Anne Hewitt McAndrews
/s/ Anne Hewitt McAndrews	Notary Public, State of New York
Notary Public	No. 02MC5015281
Qualified in Westchester County
Commission Expires Nov. 17, 2013

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the
“principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important
Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of
Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy”
to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law,
Article 5, Title 15. This law is available at a law library, or online through the New York State
Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:

/s/ Nicholas Morinigo	State of Pennsylvania
Nicholas Morinigo	County of Chester

On this, the 31st day of March, 2011, before me
Commonwealth of Pennsylvania	Tabitha E. Muniz, the undersigned officer, personally appeared
Notarial Seal	Nicholas Morinigo, known to me (or satisfactorily proven) to
Tabitha E. Muniz, Notary Public	be the person whose name is subscribed as attorney in fact for
West Whiteland Twp., Chester County	Carol V. Coleman, and acknowledged that he executed the
My Commission Expires Dec. 10, 2014	same as the act of his principal for the purposes therein
contained.

/s/ Tabitha E. Muniz

Notary Public

State of Connecticut
/s/ J. Neil McMurdie	County of Hartford Town of Windsor
J. Neil McMurdie
The foregoing instrument was executed and acknowledged
before me this 25th day of March, 2011, by J. Neil McMurdie,
Nicole L. Molleur	as attorney in fact on behalf of Carol V. Coleman.
Notary Public Within and for
The State of Connecticut	/s/ Nicole L. Molleur
My commission expires: Nov. 30,	Notary Public
2014

State of Connecticut
/s/ Julie Rockmore	County of Hartford Town of Windsor
Julie Rockmore
The foregoing instrument was executed and acknowledged
before me this 23rd day of March, 2011, by Julie Rockmore, as
Nicole L. Molleur	attorney in fact on behalf of Carol V. Coleman.
Notary Public Within and for
The State of Connecticut	/s/ Nicole L. Molleur
My commission expires: Nov. 30,	Notary Public
2014

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner:
(Principal’s Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal’s
Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of
Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest.; You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law,
Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933
The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated
below any and all amendments to the Registration Statements listed below filed with the
Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts)
associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York
INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Nicholas Morinigo and
Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:
002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY
ACT OF 1940:
811-02579	811-02580	811-03098	811-03427	811-07935

I hereby ratify and confirm on this 28th day of February, 2011, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature
/s/ James F. Lille

James F. Lille, Director

State of Florida
County of St. Johns

On the 28th day of February in the year 2011, before me, the undersigned, personally appeared James F. Lille, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
Susan H. Greaves
/s/ Susan H. Greaves	Notary Public, State of Florida
Notary Public	Commission # DD 731619
My Commission Expires Jan. 25, 2012

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933
The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated
below any and all amendments to the Registration Statements listed below filed with the
Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts)
associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York
INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Nicholas Morinigo and
Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY
ACT OF 1940:
811-02579	811-02580	811-03098	811-03427	811-07935

I hereby ratify and confirm on this 7th day of March, 2011, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature
/s/ Charles B. Updike

Charles B. Updike, Director

State of New York
County of New York

On the 7th day of March in the year 2011 before me, the undersigned, personally appeared Charles B. Updike, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
Barbara L. Wojciechowski
/s/ Barbara Wojciechowski	Notary Public, State of New York
Notary Public	No. 01WO4658028
Qualified in Queens County
Commission Expires November 30, 2013

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the
“principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important
Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of
Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy”
to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law,
Article 5, Title 15. This law is available at a law library, or online through the New York State
Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:

State of Pennsylvania
/s/ Nicholas Morinigo	County of Chester
Nicholas Morinigo
On this, the 31st day of March, 2011, before me
Tabitha E. Muniz, the undersigned officer, personally appeared
Commonwealth of Pennsylvania	Nicholas Morinigo, known to me (or satisfactorily proven) to
Notarial Seal	be the person whose name is subscribed as attorney in fact for
Tabitha E. Muniz, Notary Public	Charles B. Updike, and acknowledged that he executed the
West Whiteland Twp., Chester County	same as the act of his principal for the purposes therein
My Commission Expires Dec. 10,	contained.
2014
/s/ Tabitha E. Muniz

Notary Public

State of Connecticut
/s/ J. Neil McMurdie	County of Hartford Town of Windsor
J. Neil McMurdie
The foregoing instrument was executed and acknowledged
before me this 25th day of March, 2011, by J. Neil McMurdie,
Nicole L. Molleur	as attorney in fact on behalf of Charles B. Updike.
Notary Public Within and for
The State of Connecticut	/s/ Nicole L. Molleur
My commission expires: Nov. 30,	Notary Public
2014

State of Connecticut
/s/ Julie Rockmore	County of Hartford Town of Windsor
Julie Rockmore
The foregoing instrument was executed and acknowledged
before me this 23rd day of March, 2011, by Julie Rockmore, as
Nicole L. Molleur	attorney in fact on behalf of Charles B. Updike.
Notary Public Within and for
The State of Connecticut	/s/ Nicole L. Molleur
My commission expires: Nov. 30,	Notary Public
2014

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner:
(Principal’s Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal’s
Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of
Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest.; You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law,
Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933
The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated
below any and all amendments to the Registration Statements listed below filed with the
Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts)
associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York
INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Nicholas Morinigo and
Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY
ACT OF 1940:
811-02579	811-02580	811-03098	811-03427	811-07935

I hereby ratify and confirm on this 10th day of March, 2011, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature
/s/ Ross M. Weale

Ross M. Weale, Director

State of New York
County of New York

On the 10th day of March in the year 2011, before me, the undersigned, personally appeared Ross M. Weale, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
Roberta L. Theiss
/s/ Roberta L. Theiss	Notary Public, State of New York
Notary Public	No. 4911152
Qualified in Dutchess County
Commission Expires February 8, 2014

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the
“principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important
Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of
Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy”
to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law,
Article 5, Title 15. This law is available at a law library, or online through the New York State
Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:

State of Pennsylvania
/s/ Nicholas Morinigo	County of Chester
Nicholas Morinigo
On this, the 31st day of March, 2011, before me
Tabitha E. Muniz, the undersigned officer, personally
Commonwealth of Pennsylvania	appeared Nicholas Morinigo, known to me (or satisfactorily
Notarial Seal	proven) to be the person whose name is subscribed as
Tabitha E. Muniz, Notary Public	attorney in fact for Ross M. Weale, and acknowledged that he
West Whiteland Twp., Chester County	executed the same as the act of his principal for the purposes
My Commission Expires Dec. 10, 2014	therein contained.

/s/ Tabitha E. Muniz
Notary Public

State of Connecticut
/s/ J. Neil McMurdie	County of Hartford Town of Windsor
J. Neil McMurdie
The foregoing instrument was executed and acknowledged
before me this 25th day of March, 2011, by J. Neil McMurdie,
Nicole L. Molleur	as attorney in fact on behalf of Ross M. Weale.
Notary Public Within and for
The State of Connecticut	/s/ Nicole L. Molleur
My commission expires: Nov. 30,	Notary Public
2014

State of Connecticut
/s/ Julie Rockmore	County of Hartford Town of Windsor
Julie Rockmore
The foregoing instrument was executed and acknowledged
before me this 23rd day of March, 2011, by Julie Rockmore, as
Nicole L. Molleur	attorney in fact on behalf of Ross M. Weale.
Notary Public Within and for
The State of Connecticut	/s/ Nicole L. Molleur
My commission expires: Nov. 30,	Notary Public
2014

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner:
(Principal’s Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal’s
Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of
Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest.; You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law,
Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York
INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Nicholas Morinigo and Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:
811-02579	811-02580	811-03098	811-03427	811-07935

I hereby ratify and confirm on this 24th day of February, 2011, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Brian D. Comer
Brian D. Comer, Director and Senior Vice President

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York
INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Nicholas Morinigo and Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:
811-02579	811-02580	811-03098	811-03427	811-07935

I hereby ratify and confirm on this 25th day of February, 2011, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto

Signature

/s/ Daniel P. Mulheran, Sr.
Daniel P. Mulheran, Sr., Director and Senior Vice President

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company of New York
INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Nicholas Morinigo and Julie Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-53949	002-76642	333-47527	333-85618	333-128409
002-53950	033-11489	333-52358	333-115515	333-139695
002-69327	333-19123	333-85326	333-117617	333-145826

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:
811-02579	811-02580	811-03098	811-03427	811-07935

I hereby ratify and confirm on this 25th day of February, 2011, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto

Signature

/s/ Thomas R. Voglewede
Thomas R. Voglewede, Director